UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 30, 2017

Triumph Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-36722	20-0477066
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

(Address of principal executive offices and zip code): 12700 Park Central Drive, Suite 1700, Dallas, Texas, 75271

Registrant’s telephone number, including area code: (214) 365-6900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 30, 2017, Triumph Bancorp, Inc., a Texas corporation (the "Company") and Triumph Capital Advisors, LLC, a Texas limited liability company and a wholly owned subsidiary of the Company ("TCA") entered into a Membership Interest Purchase Agreement to sell all of the limited liability company interests of TCA to an entity owned by Pine Brook Partners.
A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description

99.1	Press Release, dated March 30, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIUMPH BANCORP, INC.

Date: March 30, 2017	By:	/s/ Adam D. Nelson
Name: Adam D. Nelson
Title: Executive Vice President and General Counsel

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press Release, dated March 30, 2017